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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Pulitzer Inc. (the "Company") on Form 10-K for the year ended December 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Woodworth, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         To my knowledge, (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Robert C. Woodworth
                                           -----------------------
                                           Robert C. Woodworth
                                           President and Chief Executive Officer
                                           March 16, 2005


         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.